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                         Supplement dated May 15, 2003
                                       to
                         PROSPECTUSES dated May 1, 2003

This Supplement is intended to be distributed with prospectuses dated May 1, 2003 for certain variable annuity contracts issued by John Hancock Life Insurance Company. The prospectuses involved bear the title "REVOLUTION EXTRA II VARIABLE ANNUITY" or "REVOLUTION VALUE II VARIABLE ANNUITY" and are sold through the above-referenced prospectuses in:

                                 Massachusetts.

Notwithstanding any language in the prospectus to the contrary, the following shall apply with respect to contracts delivered or issued for delivery in
Massachusetts:

Limits on premium payments

     In addition to the limits on premium payments described in the prospectus, you cannot make premium payments beyond the tenth contract year.

Selecting an annuity option

     Each contract provides, at the time of its issuance, for annuity payments to commence on the date of maturity pursuant to Option A: "life annuity with 10 years guaranteed" (discussed on page 30 of the Revolution Extra II Variable Annuity prospectus and on page 31 of the Revolution Value II Variable Annuity prospectus).

     Prior to the date of maturity, you may select a different annuity option. However, if the total value of your contract on the date of maturity is not at least $2,000, Option A: "life annuity with 10 years guaranteed" will apply, regardless of any other election that you have made. You may not change the form of an annuity option once payments commence.

     See the section entitled "Selecting an annuity option" (discussed on page 29 of the Revolution Extra II Variable Annuity prospectus and on page 30 of the Revolution Value II Variable Annuity prospectus) for information on minimum payment limitations.

     You may also elect an annuity option for the contract's death benefit and, if you have not elected an optional method of settlement, the beneficiary may do so. However, if the death benefit is less than $2,000, we will pay it in a lump sum, regardless of any election. You can find more information about the death benefit beginning on page 20 of the Revolution Extra II Variable Annuity prospectus and on page 22 of the Revolution Value II Variable Annuity prospectus.